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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) May 22, 1997.


ROY F. WESTON, INC.

               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                            0-4643               23-1501990
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)


1 Weston Way, West Chester  PA                                     19380-1499

(Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code    610-701-3000
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Item 5.  Other Events

               The Registrant hereby incorporates by reference herein the information set forth in its News Releases dated May 22 and 23, 1997, copies of which is annexed hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)  Exhibits.

                        99. Roy F. Weston, Inc., News Releases dated May 22 and 23, 1997 which announced the resignation of certain officers of the Company; the anticipation of net loss in second quarter; and the election of new Board and Officers.



                                    SIGNATURE


               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ROY F. WESTON, INC.



Date:   May 27, 1997               By:   s/William G. Mecaughey
      ---------------                    -----------------------
                                           William G. Mecaughey
                                           Acting Executive Vice President and
                                           Chief Financial Officer
                                           Quality Assurance and Finance




                                  EXHIBIT INDEX

EXHIBIT                                                      SUBMISSION MEDIA
-------                                                      ----------------

99.            Roy F. Weston, Inc.                           Electronic
               News Releases dated
               May 22 and 23, 1997.